Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

Exhibit 10.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1	2

2. AMENDMENT/MODIFICATION NO. P0009	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02

6. ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ASPR-BARDA
330 Independence Ave., S.W.
Rm G640
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR# 100
GAITHERSBURG MD 208793419

(x)	
	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED (SEE ITEM 11)
x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHS0100201600030C
	10B. DATED (SEE ITEM 13) 09/30/2016

CODE 1365869 | FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER (Specify type of modification and authority) FAR 43.103(a) Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to modify ARTICLES F.3 DELIVERIES, G.1 CONTRACTING OFFICER, and G.4. INVOICE SUBMISSION.

Funds Obligated Prior to this Modification: $722,692,203
Funds Obligated with Mod #9: $ 0
Total Funds Obligated to Date: $277,692,203

Expiration Date: September 29, 2021 (unchanged)
Period of Performance: 09/03/2016 to 09/29/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print).		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SABRINA J. MCINTYRE	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Sabrina J. Mcintyre -S Digitally signed by Sabrina J Mcintyre S Date 2021.04.21 18:25:20'4'00 (Signature of Contracting Officer)	16C. DATE SIGNED

Previous edition unusable STANDARD FORM 30 (Rev. 11/2016)

ActiveUS 189106461v.1

ActiveUS 189106461v.1 Prescribed by GSA FAR (48 CFR) 53.243

HHSO100201600030C P0009 Page 3 of 3 ActiveUS 189106461v.1 The purpose of this modification is to modify ARTICLES F.3 DELIVERIES, G.1 CONTRACTING OFFICER, and G.4. INVOICE SUBMISSION. ARTICLE F.3. DELIVERIES IS hereby modified as follows: Email Addresses: CO – [**] COR – [**] ARTICLE G.1. CONTRACTING OFFICER is hereby modified as follows: The following Contracting Officer (CO) will represent the Government for the purpose of this contract: [**] HHS/OS/ASPR/BARDA 200 C St. SW O’Neil House Office building Washington, DC 20515 [**] ARTICLE G.4. INVOICE SUBMISSION is hereby modified as follows: g. Invoices shall be delivered electronically to the Contracting Officer (CO), the Contracting Officer’s Representative (COR), PSC, and e-Room electronically. Unless otherwise specified by the Contracting Officer, all deliverables, invoices, and reports furnished to the Government under the resultant contract shall be addressed as follows: ARTICLE G.1. CONTRACTING OFFICER is hereby modified as follows: The following Contracting Officer (CO) will represent the Government for the purpose of this contract: [**] HHS/OS/ASPR/BARDA 200 C St. SW O’Neill House Office Building Washington, DC 20515 [**] ARTICLE G.4. INVOICE SUBMISSION is hereby modified as follows: g. Invoices shall be delivered electronically to the Contracting Officer (CO), the Contracting Officer’s Representative (COR), PSC, and e-Room electronically. Unless otherwise specified by the Contracting Officer, all deliverables, invoices, and reports furnished to the Government under the resultant contract shall be addressed as follows: Sabrina McIntyre Contracting Officer HHS/ASPR/BARDA 200 C Street, S.W. Washington, DC 20024 Email: [**] Adam Clark Contracting Officer Representative HHS/ASPR/BARDA 200 C Street, S.W. Washington, DC 20024 Email: [**] Email invoices to: PSC lnvoices@psc.hhs.gov e-Room All other terms and conditions of this contract remain unchanged. End of Modification #9